Where Intelligence Meets Infrastructure F E B R U A R Y 2 0 1 7 M U E L L E R W A T E R P R O D U C T S . C O M Baird’s Global Industrial Conference November 8, 2017

PAGE 2 NON-GAAP Financial Measures M U E L L E R W A T E R P R O D U C T S . C O M 2 N O V E M E B R 2 0 1 7 In an effort to provide investors with additional information regarding its results as determined by GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of its results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted income from continuing operations, adjusted income from continuing operations per share, adjusted operating income from continuing operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company's underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company's recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. Free cash flow is presented because management believes it is commonly used by the investment community to measure the Company's ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com.

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities that may occur in the future are forward-looking statements. The words “projected,” “designed,” “will,” “expects,” “intend,” and other similar expressions identify forward-looking statements. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of its experience, historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company's most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Undue reliance should not be placed on any forward- looking statements. Management does not have any intent to update forward-looking statements, except as required by law. Forward-looking Statements M U E L L E R W A T E R P R O D U C T S . C O M 3 N O V E M E B R 2 0 1 7

Reclassified Financials

- We sold Anvil in January 2017
- As a result, Anvil's operating results for all prior periods, and the gain from its sale, have been classified as discontinued operations

Renamed Segments

- Mueller Co. is now called Infrastructure
- Mueller Technologies is now called Technologies

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 4

Investment Highlights


WATER UTILITY SOLUTIONS

Market opportunity is substantial and growing

Restoring and expanding existing water systems to serve growing populations through 2050 require a $1.7 trillion investment, according to the American Water Works Association


CENTURION®
Fire Hydrant

Industry leading brands and market position

Providing one of the largest installed bases of iron gate valves and fire hydrants in the U.S. with product specifications in the top 100 U.S. municipal markets



Manufacturing excellence driving margin expansion

Delivering productivity which helps drive margin expansion and free cash flow generation



Intelligent water infrastructure products

Offering smart technology products and services that help utilities actively diagnose, monitor and control the delivery of drinking water



Strategic capital deployment to create value

Pursuing acquisitions, repurchasing shares, developing new products, and making capital investments in manufacturing and equipment upgrades

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 5

Our Company and Markets

MWP at a Glance M U E L L E R W A T E R P R O D U C T S . C O M 7 N O V E M E B R 2 0 1 7 100% Municipal spending 60% Repair and replacement of municipal water distribution and treatment systems 30% Residential construction 10% Natural gas utilities as of September 30, 2017 ($ in Millions) Net Sales $ 826.0 Infrastructure $ 739.9 Technologies $ 86.1 Adjusted operating income from continuing operations $ 121.9 14.8% Adjusted EBITDA $ 163.8 19.8% In fr as tr uc tu re Te ch no lo gi es  Founded 160 years ago  Spun off from Walter Industries in 2006  Listed on NYSE (MWA)  Divested U.S. Pipe (2012) and Anvil (2017) to become pure play water infrastructure business History End Markets LTM Financials Fiscal Year 2017

Our Leading Product Positions M U E L L E R W A T E R P R O D U C T S . C O M 8 #1 PRODUCT POSITION #1 PRODUCT POSITION #1 PRODUCT POSITION #2 PRODUCT POSITION Company estimates based on internal analysis and information from trade associations and distributor networks, where available. N O V E M E B R 2 0 1 7

Bringing Value to our Customers  Providing valued products and services to over 50,000 municipalities and utilities  Utilizing proprietary smart technologies to help our customers actively diagnose, monitor and control the delivery of drinking water  Developing new technology offerings which utilize fire hydrant base owned by municipalities M U E L L E R W A T E R P R O D U C T S . C O M 9 N O V E M E B R 2 0 1 7

U.S. Water Infrastructure Requires Substantial Long-Term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment [1]
- ASCE graded drinking water infrastructure a D [2]
- At least 40 cities under consent decrees: Atlanta, Baltimore, Washington, D.C., Suburban Washington, D.C. (WSSC), New Orleans
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
(3)
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2013 Drinking Water Needs Survey and Assessment

Future Drinking Water Infrastructure Expenditure Needs [4]



STORAGE
$39.5B
TREATMENT
$72.5B
SOURCE
$20.5B
OTHER
$4.2B
TRANSMISSION & DISTRIBUTION
$247.5B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $384B

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 10

-50 50 150 250 350 450 550 19 54 19 57 19 60 19 63 19 66 19 69 19 72 19 75 19 78 19 81 19 84 19 87 19 90 19 93 19 96 19 99 20 02 20 05 20 08 20 11 20 14 20 17 CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items Funding Water Infrastructure Repair Historical Water Rates Compared to Other Utilities(1) M U E L L E R W A T E R P R O D U C T S . C O M 1 1 CPI Utilities (NSA 1982-1984 = 100) UTILITY SOURCES OF FUNDING  Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,800(3)  CPI for water and sewerage maintenance increased 3.9% for 12 months ended September 2017(1) with average 7% annual increase among 50 largest U.S. cities(4)  90% funded at local level(5)  Drinking Water State Revolving Fund: $800 million in FY 2016 (1) Bureau of Labor Statistics (2) 2016 Strategic Directions: U.S. Water Industry – Black & Veatch (3) American Water Works Association 2014 Water and Wastewater Rate Survey (4) Bluefield 2017 (5) EPA Clean Water and Drinking Water Infrastructure Gap Analysis N O V E M E B R 2 0 1 7

Bringing Intelligence to Water Infrastructure

Black & Veatch 2016 Strategic Directions in the U.S. Water Industry

"Smart metering is a highly successful way of accurately identifying water loss."



Water Conservation

- 11% of U.S. experiencing drought or abnormally dry conditions(1)
- 240,000 water main breaks per year(2)



Non-Revenue Water

- Up to 30% of treated water is lost or unaccounted for in the water system(3)
- Growing number of states requiring water loss audits(4)



Customer Service Focus

- Awareness/education
- Ongoing monitoring
- Sustainability

(1) U.S. Drought Monitor October 2017
(2) EPA Aging Water Infrastructure Research Program
(3) Navigant Research
(4) National Resource Defense Council

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 12

Bringing Intelligence to Water Infrastructure

A smart utility is a subset of a smart city and the Mi.Net System is the backbone and platform for a smart water network.



Remote Disconnect Meter



Mueller Systems Network Operations Center

Mueller SYSTEMS

Smart Metering

- Provide longer-range AMI systems
- Manage water service remotely
- Detect leaks
- Increase education and customer service with consumer portal



Leak Detection



Water data analytics

echologics

A Mueller TECHNOLOGIES COMPANY

Leak Detection and Pipe Condition Assessment

- Detect leaks on fixed transmission and distribution mains; ongoing monitoring
- Assess condition of distribution and transmission mains
- Providing data analytics to manage water assets

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 13

Execution & Business Results

Execution and Business Results

Pursued strategic opportunities

- Leveraged Mueller brand to drive organic growth
- Acquired automatic control valves
- Acquired and investing in leak detection and pipe condition assessment technologies
- Acquired and investing in AMI technology
- Enhanced Smart Water offering with remote disconnect meter, integrated leak detection, and longer-range communications capabilities

Generated free cash flow

- Produced strong record of free cash flow generation driven by improvements in operating results and management of working capital
- Generated free cash flow of approximately $20 million in FY2017 and $80 million in FY2016
- Reduced debt by more than $600 million from September 30, 2008 through September 30, 2017
- Amended term loan credit agreement and reduced applicable interest rate spread by 75 basis points

Improved productivity and reduced costs

- Reorganized the Company around product value streams
- Implemented cost savings to fund investments in manufacturing and new product development
- Divested Anvil and U.S. Pipe
- Implemented Lean Six Sigma and other manufacturing improvements:
  - Increased production capacity within existing footprint
  - Lowered labor costs
  - Reduced manufacturing footprint

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 15

Q4 2017 Consolidated Financial Highlights

- Delivered 7.5 percent net sales growth in Infrastructure
- Increased overall consolidated net sales 5.2 percent due to volume growth, pricing and the addition of Singer Valve to Infrastructure portfolio, partially offset by lower volume in Technologies' meter business
- Achieved increased pricing to cover higher material costs this quarter. Improved manufacturing productivity
- Reported adjusted operating margin which benefited from price, productivity and volume, but was more than offset by inflation, Singer Valve dilution and higher SG&A personnel-related costs

Fourth Quarter	**2017**	**2016**
Net sales	$ 226.9	$ 215.6
Adj. operating income from continuing operations	$ 38.9	$ 38.8
Adj. operating margin	17.1%	18.0%
Adj. income from continuing operations per share	$ 0.15	$ 0.12
Adj. EBITDA	$ 49.7	$ 49.0
Adj. EBITDA margin	21.9%	22.7%

$ in millions except per share amounts

4Q17 results exclude charges totaling $5.6 million, $4.0 million net of tax

4Q16 results exclude charges totaling $1.0 million, $0.6 million net of tax

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 16

Capital Allocation

- Acquisitions
- Share Repurchases
- Internal Cap Ex & New Product Investments
- Dividends
- Debt Reduction

Historical

- Reduced debt by $1 Billion since 2006
- Acquired Singer Valve to enter control valve market
- Repurchased $55M worth of shares in fiscal 2017
- More than doubled dividend payment since 2014

MUELLERWATERPRODUCTS.COM NOVEMEBR 2017 17

$1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $546 $489 $484 $480 $0 $300 $600 $900 $1,200 $1,500 $1,800 Company Debt Structure M U E L L E R W A T E R P R O D U C T S . C O M 1 8 ■ Net debt leverage less than 1x down from a peak of more than 6x ■ No significant required principal payments on outstanding debt before November 2021 ■ No financial maintenance covenants with excess availability at the greater of $17.5 million or 10.0% of facility amount ■ ~ $113 million excess availability at September 30, 2017 Debt Maturity (at 09/30/2017) $ in millions Debt Structure at September 30, 2017 $225 million ABL Agreement Expires July 2021 $500 million Term Loan B LIBOR* + 250 bps due November 2021 * Subject to a floor of 75bps None outstanding N O V E M E B R 2 0 1 7 $5 $5 $5 $5 $466 $0 $100 $200 $300 $400 $500 FY18 FY19 FY20 FY21 FY22

Why Invest in MWA?



Fundamentally sound long-term dynamics

- Aging infrastructure driving need for investment
- Increasing public awareness of the need to upgrade water infrastructure
- Limited number of end-market suppliers

Strong operating leverage as end markets grow

- Growing residential construction market
- Increased need for municipal spending
- Enhanced operational excellence initiatives

Strong competitive position

- Leading brand and municipal specification positions
- Large installed base
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations using lost foam process for valves and hydrants

Leveraging strengths with emerging trends

- Intelligent Water Technology™ solutions
- Proprietary fixed leak detection offerings - both domestically and internationally
- Smart metering
- Strategic acquisitions / partnerships

MUELLERWATERPRODUCTS.COM NOVEMBER 2017 19

Supplemental Data

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 21 Quarter ended September 30, 2017 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net sales $ 204.4 $ 22.5 $ — $ 226.9 Gross profit $ 76.2 $ 4.7 $ — $ 80.9 Selling, general and administrative expenses 25.5 6.9 9.8 42.2 Other charges 0.6 0.6 4.2 5.4 Operating income (loss) from continuing operations $ 50.1 $ (2.8) $ (14.0) 33.3 Interest expense, net 5.2 Income tax expense 8.0 Income from continuing operations $ 20.1 Income from continuing operations per diluted share $ 0.13 Capital expenditures $ 14.7 $ 3.8 $ 0.5 $ 19.0 Operating margin 24.5% (12.4)% 14.7 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 20.1 Other charges 5.4 Inventory purchase accounting adjustment 0.2 Income tax benefit of adjusting items (1.6) Adjusted income from continuing operations $ 24.1 Weighted average diluted shares outstanding 160.2 Adjusted income from continuing operations per diluted share $ 0.15 (1) We do not allocate interest or income taxes to our segments. 2 1

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 22 Quarter ended September 30, 2017 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net income $ 19.3 Plus loss from discontinued operations 0.8 Interest expense, net (1) 5.2 Income tax expense (1) 8.0 Operating income (loss) from continuing operations $ 50.1 $ (2.8) $ (14.0) 33.3 Other charges 0.6 0.6 4.2 5.4 Inventory purchase accounting adjustment 0.2 — — 0.2 Adjusted operating income (loss) from continuing operations 50.9 (2.2) (9.8) 38.9 Depreciation and amortization 9.3 1.4 0.1 10.8 Adjusted EBITDA $ 60.2 $ (0.8) $ (9.7) $ 49.7 Adjusted operating margin 24.9% (9.8)% 17.1 % Adjusted EBITDA margin 29.5% (3.6)% 21.9 % Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 34.0 Less capital expenditures (19.0) Free cash flow $ 15.0 (1) We do not allocate interest or income taxes to our segments. 2 2

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 23 Quarter ended September 30, 2016 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net sales $ 190.1 $ 25.5 $ — $ 215.6 Gross profit $ 71.5 $ 6.3 $ — $ 77.8 Selling, general and administrative expenses 22.6 6.8 9.6 39.0 Other charges — 0.4 0.6 1.0 Operating income (loss) from continuing operations $ 48.9 $ (0.9) $ (10.2) 37.8 Interest expense, net 5.6 Income tax expense 12.4 Income from continuing operations $ 19.8 Income from continuing operations per diluted share $ 0.12 Capital expenditures $ 11.9 $ 2.5 $ 0.1 $ 14.5 Operating margin 25.7% (3.5)% 17.5 % Reconciliation of non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 19.8 Other charges 1.0 Income tax benefit of adjusting items (0.4) Adjusted income from continuing operations $ 20.4 Weighted average diluted shares outstanding 163.9 Adjusted income from continuing operations per diluted share $ 0.12 2 3

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 24 Quarter ended September 30, 2016 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net income $ 26.5 Less income from discontinued operations (6.7) Interest expense, net (1) 5.6 Income tax expense (1) 12.4 Operating income (loss) from continuing operations $ 48.9 $ (0.9) $ (10.2) 37.8 Other charges — 0.4 0.6 1.0 Adjusted operating income (loss) from continuing operations 48.9 (0.5) (9.6) 38.8 Depreciation and amortization 8.7 1.3 0.2 10.2 Adjusted EBITDA $ 57.6 $ 0.8 $ (9.4) $ 49.0 Adjusted operating margin 25.7% (2.0)% 18.0 % Adjusted EBITDA margin 30.3% 3.1% 22.7 % Reconciliation of free cash flow to net cash provided by operating activities of continuing operations: Net cash provided by operating activities of continuing operations $ 60.1 Less capital expenditures (14.5) Free cash flow $ 45.6 (1) We do not allocate interest or income taxes to our segments. 2 4

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 25 Year ended September 30, 2017 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net sales $ 739.9 $ 86.1 $ — $ 826.0 Gross profit $ 259.5 $ 8.0 $ — $ 267.5 Selling, general and administrative expenses 93.4 27.6 35.4 156.4 Other charges 2.7 0.7 7.0 10.4 Operating income (loss) from continuing operations $ 163.4 $ (20.3) $ (42.4) 100.7 Interest expense, net 22.2 Income tax expense 24.2 Income from continuing operations $ 54.3 Income from continuing operations per diluted share $ 0.34 Capital expenditures $ 28.5 $ 11.4 $ 0.7 $ 40.6 Operating margin 22.1% (23.6)% 12.2 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 54.3 Discrete warranty charge 9.8 Inventory purchase accounting adjustment 1.0 Other charges 10.4 Income tax benefit of adjusting items (4.3) Adjusted income from continuing operations $ 71.2 Weighted average diluted shares outstanding 161.8 Adjusted income from continuing operations per diluted share $ 0.44 2 5

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 26 Year ended September 30, 2017 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net income $ 123.3 Less income from discontinued operations (69.0) Interest expense, net (1) 22.2 Income tax expense (1) 24.2 Operating income (loss) from continuing operations $ 163.4 (20.3) $ (42.4) 100.7 Discrete warranty charge — 9.8 — 9.8 Inventory purchase accounting adjustment 1.0 — — 1.0 Other charges 2.7 0.7 7.0 10.4 Adjusted operating income (loss) from continuing operations 167.1 (9.8) (35.4) 121.9 Depreciation and amortization 36.3 5.2 0.4 41.9 Adjusted EBITDA $ 203.4 $ (4.6) $ (35.0) $ 163.8 Adjusted operating margin 22.6% (11.4)% 14.8 % Adjusted EBITDA margin 27.5% (5.3)% 19.8 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.6 Long-term debt 475.0 Total debt 480.6 Less cash and cash equivalents (361.7) Net debt $ 118.9 Net debt leverage (net debt divided by adjusted EBITDA) 0.7x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 59.4 Less capital expenditures (40.6) Free cash flow $ 18.8 (1) We do not allocate interest or income taxes to our segments. 2 6

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 27 Year ended September 30, 2016 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net sales $ 715.7 $ 84.9 $ — $ 800.6 Gross profit $ 250.7 $ 17.2 $ — $ 267.9 Selling, general and administrative expenses 88.4 27.4 35.4 151.2 Pension settlement 2.2 — 14.4 16.6 Other charges 0.8 0.9 5.5 7.2 Operating income (loss) from continuing operations $ 159.3 $ (11.1) $ (55.3) 92.9 Interest expense, net 23.6 Income tax expense 24.2 Income from continuing operations $ 45.1 Income per diluted share from continuing operations $ 0.28 Capital expenditures $ 24.3 $ 7.0 $ 0.2 $ 31.5 Operating margin 22.3% (13.1)% 11.6 % Reconciliation of Non-GAAP performance measures to GAAP performance measures: Income from continuing operations $ 45.1 Pension settlement 16.6 Other charges 7.2 Income tax benefit of adjusting items (8.1) Adjusted income from continuing operations $ 60.8 Weighted average diluted shares outstanding 163.4 Adjusted income from continuing operations per diluted share $ 0.37 2 7

SEGMENT RESULTS AND RECONCILIATION OF GAAP TO NON-GAAP PERFORMANCE MEASURES PAGE 28 Year ended September 30, 2016 Infrastructure Technologies Corporate Total (in millions, except per share amounts) Net income $ 63.9 Less income from discontinued operations 18.8 Interest expense, net (1) 23.6 Income tax expense (1) 24.2 Operating income (loss) from continuing operations $ 159.3 $ (11.1) $ (55.3) 92.9 Pension settlement 2.2 — 14.4 16.6 Other charges 0.8 0.9 5.5 7.2 Adjusted operating income (loss) from continuing operations 162.3 (10.2) (35.4) 116.7 Depreciation and amortization 34.2 4.8 0.5 39.5 Adjusted EBITDA $ 196.5 $ (5.4) $ (34.9) $ 156.2 Adjusted operating margin 22.7% (12.0)% 14.6 % Adjusted EBITDA margin 27.5% (6.4)% 19.5 % Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 5.6 Long-term debt 478.8 Total debt 484.4 Less cash and cash equivalents (195.0) Net debt $ 289.4 Net debt leverage (net debt divided by adjusted EBITDA) 1.9x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 114.5 Less capital expenditures (31.5) Free cash flow $ 83.0 (1) We do not allocate interest or income taxes to our segments. 2 8

2 9 HISTORY OF STRONG FINANCIAL PERFORMANCE Net Sales Adjusted EBITDA(1) & Adjusted EBITDA Margin (1) Infrastructure adjusted EBITDA excludes (in millions) purchase accounting adjustments of $52.9 in 2006, goodwill and other impairment charges of $818.7 in 2009 and other charges of $0.1 in 2010, $1.4 in 2011, $2.5 in 2012, $1.5 in 2013, $2.1 in 2014, $8.4 in 2015, $3.0 in 2016 and $3.4 in 2017 Note: Infrastructure 2002- 2012 net sales and adjusted EBITDA include Technologies Infrastructure ($ in millions) Fiscal year ended September 30 M U E L L E R W A T E R P R O D U C T S . C O M N O V E M B E R 2 0 1 7 $5 09 $5 36 $6 18 $6 64 $8 04 $7 56 $7 18 $5 47 $6 13 $ 60 6 $6 52 $6 32 $6 79 $7 02 $ 71 6 $7 40 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 $131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106 $140 $167 $184 $197 $203 25.7% 25.9% 27.0% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0% 16.2% 22.2% 24.5% 26.2% 27.5% 27.4% 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17

Questions